Madison Strategic Sector Premium Fund
550 Science Drive
Madison, WI 53711

Notice of Annual Meeting of Shareholders

To be held on July 22, 2009

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 550 Science Drive, Madison, WI 53711, on Wednesday, July 22, 2009, at 2:30 p.m. (Central time). The Annual Meeting is being held for the following purpose:

1. To elect one Trustee as a Class I Trustee to serve until the Fund's 2012 annual meeting of shareholders or until a successor shall have been elected and qualified.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Board has fixed the close of business on June 5, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the Board of Trustees

(signature)

W. Richard Mason, Secretary of the Fund
Madison, Wisconsin
June 10, 2009

It is important that your shares be represented at the annual meeting in person or by proxy. Whether or not you plan to attend the annual meeting, please vote by telephone, internet or mail.  If voting by mail, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card (or vote by telephone or through the internet pursuant to the instructions contained on the proxy card) today.

Madison Strategic Sector Premium Fund
Proxy Statement
For
Annual Meeting of Shareholders
To Be Held on July 22, 2009

This proxy statement ("Proxy Statement") is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Wednesday, July 22, 2009, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711 at 2:30 p.m. (Central time).

This Proxy Statement gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"). If there is anything you don’t understand, please contact us at our toll-free number, 800-767-0300.

If you attend the annual meeting and wish to vote in person, you will be able to do so and your vote at the annual meeting will revoke any proxy you may have submitted. Merely attending the annual meeting, however, will not revoke any previously submitted proxy.

The Fund will furnish, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.

This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to the Fund’s shareholders on or about June 10, 2009.

- Why is a shareholder meeting being held?

Because the common shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

- What proposal will be voted on?

Shareholders of the Fund are being asked to elect one Trustee as a Class I Trustee (Mr. Philip E. Blake is the nominee) to serve until the Fund’s 2012 annual meeting of shareholders or until his successor shall have been elected and qualified (the "Proposal").

- Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

- Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        1

Wednesday, July 22, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

- How does the Board recommend that shareholders vote on the proposal?

The Board recommends that you vote "for" the Proposal.

- Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 5, 2009 (the "Record Date") are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote.

- How do you vote your shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Shares will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact Richard Mason at 480-443-9537 to obtain directions to the site of the Annual Meeting. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

- How many shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had 5,798,291 Common Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEE

The Fund’s Common Shares are listed on the New York Stock Exchange ("NYSE"), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect one Trustee as a Class I Trustee (Mr. Philip E. Blake is the nominee) to serve until the Fund’s 2012 annual meeting of shareholders or until his successor shall have been elected and qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Shareholders are being asked to elect Mr. Philip E. Blake as the Class I Trustee at the Annual Meeting. Assuming the nominee is elected at the Annual Meeting, the Board will be constituted as follows:

Class I Trustee

Mr. Philip E. Blake is the sole Class I Trustee. Mr. Blake is standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustee will next stand for election at the Fund’s 2012 annual meeting of shareholders.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                       2

Class II Trustees

Mr. James R. Imhoff, Jr. and Ms. Katherine L. Frank are the Class II Trustees. It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2010 annual meeting of shareholders.

Class III Trustees

Mr. Frank E. Burgess and Mr. Lorence D. Wheeler are the Class III Trustees. It is currently anticipated that the Class III Trustees will stand for election again at the Fund’s 2011 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. The Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. The Class I Trustee nominee is currently a Trustee of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustee nominee named above. The Class I Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Madison Asset Management, LLC and Madison Investment Advisors, Inc. (together, "Madison" (the "Investment Adviser") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of 13 open-end (mutual) funds and the Fund, a closed-end fund. The business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (3)	Other Directorships Held
Philip E. Blake (1) 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005 (2)	Private investor; managing partner of Forecastle, Inc. (2000- present).	14	Madison Newspapers, Inc.; Forecastle, Inc., and Nerites, Inc.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005 (2)	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	14	Park Bank; Trustee of Madison/ Claymore Covered Call and Equity Strategy Fund

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        3

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (3)	Other Directorships Held
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Since 2005 (2)	Retired investor	14	Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.; Trustee of Madison/ Claymore Covered Call and Equity Strategy Fund

Interested Trustees

Frank E. Burgess (4) 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Since 2005 (2)	Founder, President and Managing Director of Madison Investment Advisors, Inc., Director of Madison Asset Management, LLC	14	Capital Bankshares, Inc., American Riviera Bank and Outrider Foundation, Inc.; Trustee of Madison/ Claymore Covered Call and Equity Strategy Fund
Katherine L. Frank (4) 550 Science Drive Madison, WI 53711 Born 1960	Trustee (2) and President	President since 2005, Trustee since 2006 (2)	Managing Director of Madison Investment Advisors, Inc., President of Madison Mosaic, LLC, Director of Madison Asset Management, LLC and President of the funds in the Fund Complex	8	None

(1) Nominee for election as a Trustee at the Annual Meeting.

(2) Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he or she serves.

(3) The Fund Complex is comprised of 13 open-end (mutual) funds and the Fund, a closed-end fund. As of the date of this document, Madison had entered into a joint venture agreement with a third party that is anticipated to be effective June 30, 2009 (the "Transaction"). If the Transaction is consummated, the Fund Complex would, at the time of the Annual Meeting, be comprised of 45 open-end (mutual) funds and the Fund. The consummation of the Transaction is contingent on shareholder approval by the shareholders of the mutual funds currently involved in the Transaction. Each of Messrs. Blake, Imhoff and Wheeler and Ms. Frank has been nominated to serve as Trustee of each investment company registrant for which such mutual funds are series.

(4) Each of Mr. Burgess and Ms. Frank serve as an officer of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the 1940 Act.

Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        4

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005	Managing Director of Madison Investment Advisors, Inc., Vice President of Madison Mosaic, LLC and Vice President of funds in the Fund Complex
Ray DiBernardo 550 Science Drive Madison, WI 53711 Born 1962	Vice President	Indefinite Term since March 2005	Vice President of Madison Investment Advisors, Inc.
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since March 2005

Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Inc., Madison Scottsdale, LC, Madison Asset Management, LLC and Madison Mosaic, LLC, General Counsel of Concord Asset Management, LLC and Secretary, General Counsel and Chief Compliance Officer of funds in the Fund Complex.

Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer and Chief Financial Officer	Indefinite Terms since March 2005	Vice President of Madison Mosaic, LLC and Chief Financial Officer of funds in the Fund Complex

- Board Committees

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

The Board has an Audit Committee, composed of Philip E. Blake, James R. Imhoff, Jr. and Lorence D. Wheeler. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal period.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        5

The Audit Committee is governed by a written charter, which was initially approved by the Board on March 2, 2005 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Audit Committee Charter is filed as Attachment A to this Proxy Statement. It is also available on the Fund’s website at www.madisonfunds.com. You may request a hard copy of the charter by calling the Fund toll-free at 800-767-0300.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee, which is composed of Philip E. Blake, James R. Imhoff, Jr., and Lorence D. Wheeler, each of whom is an Independent Trustee and is "independent" as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"), the most recent version of which was approved by the Board on May 17, 2007. In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Nominating and Governance Committee Charter is filed as Attachment B to this Proxy Statement.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter, filed as Attachment B to this proxy statement.

The nominee for election at the Annual Meeting currently serves as a Trustee and was unanimously nominated by the Board and the Nominating and Governance Committee.

The shareholder recommendation must be sent to the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

- Shareholders Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

- Beneficial Ownership of Securities

As of June 5, 2009, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        6

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex*
Independent Trustees
Philip E. Blake	Over $100,000	Over $100,000
James R. Imhoff Jr.	$50,001 - $100,000	Over $100,000
Lorence D. Wheeler	$25,001 - $50,000	Over $100,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$25,001 - $50,000	Over $100,000

*The Fund Complex is comprised of 13 open-end (mutual) funds and the Fund, a closed-end fund.

As of June 5, 2009, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

- Board Meetings

Four meetings of the Board were held during the Fund’s fiscal year ended December 31, 2008. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were held during the Fund’s fiscal year ended December 31, 2008.

Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he or she serves) held during the Fund’s last fiscal year ended December 31, 2008. It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.

- Trustee Compensation

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Madison or its affiliates. The following table provides information regarding the compensation of the Fund’s Trustees for its most recently completed fiscal year. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

The Fund’s Trustees were compensated as follows:

Trustee	Aggregate Estimated Compensation from the Fund	Total Estimated Compensation from the Fund and Fund Complex* Paid to Trustees
Philip Blake	$6,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$6,000	$24,000
Lorence D. Wheeler	$6,000	$24,000

*As of the date of this Proxy Statement, the Fund Complex was comprised of 13 open-end (mutual) funds and the Fund, a closed-end fund.

- Shareholder Approval

The affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the proposal. The holders of Common Shares will have equal voting rights (i.e. one vote per Common Share). Votes withheld will have the same effect

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        7

as votes against the Proposal. "Broker non-votes" (i.e. Commons Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on the Proposal.

- Board Recommendation

THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

ADDITIONAL INFORMATION

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Fund, subject to the overall cap on Fund expenses beyond which costs are borne by Madison. In addition, certain officers, directors and employees of the Fund and Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so). Brokerage houses, banks and other fiduciaries may be requested to forward solicitation material to their principals to obtain authorization for the execution of proxies and will reimbursed by the Fund for such out-of-pocket expenses.

Further Information About Voting and the Annual Meeting

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so your Common Shares will be represented at the Annual Meeting. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact Richard Mason at 480-443-9537 to obtain directions to the site of the Annual Meeting.

The Agreement and Declaration of Trust of the Fund requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. The holders of a majority of the Shares outstanding, present in person or represented by proxy, constitute a quorum for purposes of the Proposal. Votes withheld and "broker non-votes" will be counted as present for quorum purposes.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 5, 2009 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        8

Investment Advisor
Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment adviser and is responsible for making investment decisions with respect to the investment of the Fund’s assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment manager for one other closed-end investment company and as investment adviser to individuals, corporations, pension funds, endowments, insurance companies and mutual funds with billions of dollars in assets under management among all such entities.

Administrator

Madison Investment Advisors, Inc., an affiliate of the Investment Adviser (together referred to as "Madison"), performs certain accounting and other administrative services pursuant to a Services Agreement.

Independent Registered Public Accounting Firm

Grant Thornton, LLP ("GT") has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s current fiscal year. The Fund does not know of any direct or indirect financial interest of GT in the Fund.

Representatives of GT will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

The aggregate fees billed to the Fund by GT for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended December 31, 2008 were $25,250 and for the fiscal year ended December 31, 2007 were $25,000.

Audit-Related Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2008 and 2007 for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements were $0 and $0, respectively (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). GT did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such period.

Tax Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund’s fiscal years ended December 31, 2008 and 2007 for professional services rendered for tax compliance, tax advice, and tax planning were $0 and $0, respectively (such fees relate to tax services provided by GT in connection with the Fund’s tax calculations and tax-related advice for planning purposes). GT did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such period.

All Other Fees

Other than those services described above, GT did not perform any other services on behalf of the Fund for the Fund’s fiscal years ended December 31, 2008 and 2007.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        9

Aggregate Non-Audit Fees
The aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2008 and 2007 for services rendered to the Fund were $0 and $0, respectively.
In addition, the aggregate non-audit fees billed by GT for the Fund’s fiscal years ended December 31, 2008 and 2007 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0 and $0, respectively.

Audit Committee Approval Policies and Procedures

On March 2, 2005, the Audit Committee of the Fund adopted Pre-Approval Policies and Procedures, which are attached to the Audit Committee Charter of the Fund accompanying this proxy statement. The Audit Committee of the Fund has approved all audit and non-audit services provided by GT to the Fund, and all non-audit services provided by GT to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund which are related to the operations of the Fund.

None of the services described above for the Fund’s fiscal years ended December 31, 2008 and 2007 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the Securities and Exchange Commission.

Principal Shareholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Karpus Management, Inc.*, d/b/a Karpus Investment Management, 183 Sully’s Trail, Pittsford, NY 14534	Common Shares	325,489	5.61%

*Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 9, 2009.

"Section 16(a)" Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund’s fiscal year ended December 31, 2008, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Policy of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        10

may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2010 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund’s principal executive offices by February 11, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than April 27, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 22, 2009

This Proxy Statement is available on the Internet at www.madisonfunds.com (follow links to the Fund’s "News and Literature").

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal are not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to such Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

(signature)

W. Richard Mason, Secretary of the Fund
June 10, 2009

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        11

ATTACHMENT A

Madison Mosaic Funds

Government Money Market, Equity Trust,

Income Trust and Tax-Free Trust and the

Madison Strategic Sector Premium Fund

Audit Committee Charter

As Amended and Restated Effective November 21, 2005

I.     Membership and Qualifications of the Audit Committee

The Audit Committee shall consist of all of the Independent Trustees on the Board. No member of the Audit Committee shall be an "interested person" of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees ("Board") or a committee of the Board. The Board shall determine which members of the Audit Committee qualify as an "audit committee financial expert" as defined in Item 3 of Form N-CSR and shall annually thereafter determine whether (1) there have been any changes to such definition that would result in a previously qualified individual from no longer qualifying or (2) there are new Audit Committee members for whom no such qualification decision has been made. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

II.     Purposes of the Audit Committee

The purposes of the Audit Committee are:

a.     to oversee the accounting and financial reporting processes of each Trust and each of its series, if any, and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.     to oversee the quality and integrity of each Trust’s financial statements and the independent audit thereof;

c.     to oversee, or, as appropriate, assist Board oversight of, each Trust’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

d.     to approve prior to appointment the engagement of each Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

e.     to act as a liaison between the Trusts’ independent auditors and the full Board.

The independent auditors for the Trusts shall report directly to the Audit Committee.

III.     Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

a.     to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on each Trust’s financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        12

     2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trusts’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

b.     to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to any Trust, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of such Trust;

c.     to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Trusts’ auditors to provide any of the services described in (b) above;

d.     to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

e.     to consider whether the non-audit services provided by the Trusts’ auditor to the Trusts’ investment adviser or any adviser affiliate that provides ongoing services to a Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

f.     to review the arrangements for and scope of the annual audit and any special audits;

g.     to review and approve the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service;

h.     to consider information and comments from the auditors with respect to the Trusts’ accounting and financial reporting policies, procedures and internal control over financial reporting (including each Trust’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of each Trust’s accounting and financial reporting;

i.     to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Trusts’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on the Trusts’ financial statements;

j.     to resolve disagreements between management and the auditors regarding financial reporting;

k.     to review with the Trusts’ principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

l.     to establish procedures for the receipt, retention and treatment of complaints received by any Trust relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        13

(i) any Trust, (ii) the adviser or distributor of any Trust or (iii) any other affiliated entity of any Trust or its adviser or distributor of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

m.     to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting;

n.     to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

o.     to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Trust or series, as appropriate. The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.     Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Trusts’ management is responsible for: (1) the preparation, presentation and integrity of each Trust’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trusts’ service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of any Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Trusts and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (1):

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        14

one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Audit Committee member is not a member.

V.     Operations of the Audit Committee

a.     The Audit Committee shall meet on a regular basis and at least four times annually (coinciding with the regularly scheduled quarterly meeting of the Joint Boards of the Trusts) and is empowered to hold special meetings as circumstances require. In addition to the regularly scheduled meetings, the Chairman or a majority of the members shall be authorized to call a special meeting of the Audit Committee and send notice thereof.

b.     The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s bylaws.

c.     The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

d.     The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Trust management and the Trusts’ independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Trusts’ investment adviser and with entities that provide significant accounting or administrative services to the Trusts to discuss matters relating to any Trust’s accounting and compliance as well as other Trust-related matters.

e.     The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

f.     The Audit Committee shall select one of its members to be the Chairman and may select a Vice Chair. The Chairman shall be elected by the Audit Committee annually. The annual election of the Chairman shall be held during a July meeting of the Audit Committee. If more than one member of the Audit Committee has qualified as an "audit committee financial expert," then the Audit Committee shall select among one of its qualified members to be the Audit Committee Financial Expert by electing the Audit Committee Financial Expert annually. The annual election of the Audit Committee Financial Expert shall be held during a July meeting of the Audit Committee.

g.     A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

h.     The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        15

Madison Mosaic Funds

Madison Strategic Sector Premium Fund

Audit Committee

Policies and Procedures

Presented to the Audit Committee of Mosaic Funds on January 26, 2004 and to the Audit Committee of the Madison Strategic Sector Premium Fund on March 2, 2005

Procedures Regarding Pre-Approval of Non-Audit Services

1.     The Audit Committee shall pre-approve any audit services provided to any Trust. The initial approval shall occur within thirty days before or after the beginning of a fiscal year of any Trust and, if provided for Trusts with fiscal years ending September 30, may include approval for Trusts with fiscal years ending the next December 31. Any such approval shall be based on the presentation prepared by the proposed Independent Auditor that demonstrates compliance with applicable Securities Law requirements and the recommendation of the Trust’s investment adviser.

2.     No Independent Auditor to any Trust shall perform non-audit services on behalf of any Trust, any affiliated entity of any Trust or any non-fund managed by a Trust affiliate without obtaining pre-approval for such non-audit services by the Audit Committee. In considering whether to grant such preapproval, the Audit Committee shall consider whether providing such services would affect the independence or capabilities of the auditor. Any such preapproval shall be provided at a regularly scheduled meeting of the Audit Committee and documented in the minutes of the Audit Committee. To the extent necessary, approval can be obtained by unanimous consent of the Audit Committee.

3.     In approving non-audit services, the Audit Committee shall consider whether any services are ancillary to audit services provided. For example, tax return review or preparation on behalf of any audited Trust is ancillary to audit services since it involves knowledge and familiarity with financial statements. As a result, such services could be routinely approved. By comparison, consulting regarding potentially lucrative marketing approaches would not be considered ancillary to an audit.

Procedures Regarding Complaints

1.     The Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the Chief Financial Officer of the Trusts, the Chief Compliance Officer of the Trusts, the Trusts’ portfolio accountant and any other personnel employed by the Trusts’ investment advisor (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means) that any of such individuals are expected to alert the Chairman directly regarding any concerns about accounting or auditing matters. The current Chairperson’s telephone number shall be included on the advisor’s internal telephone directory for ease of employee access. The Audit Committee shall raise any such issues with the full Board, with the investment adviser to the Trust or with legal counsel to the Independent Trustees that it deems appropriate under the circumstances regarding any such matters. To the extent such matters are not resolved through such process, the Audit Committee shall consult with legal counsel to the Independent Trustees and shall take appropriate action as recommended by such counsel.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        16

2.     The Audit Committee shall receive any reports from attorneys or the Trusts’ independent auditors of possible violations of federal or state law or fiduciary duty by the Trusts or any service provider affiliate of the Trusts or any affiliates of such service providers. To ensure such receipt, the Chairperson of the Audit Committee shall, upon his or her annual election, confirm with the engagement partner of the independent auditor and with counsel to the Trust regarding their obligation to provide copies of any such reports directly to the Audit Committee (which confirmation may be provided on his or her behalf and documented in writing or by email delivery or other electronic means). The Audit Committee shall consult with legal counsel to the Independent Trustees upon receipt of any such report and shall take appropriate action as recommended by such counsel.

3.     The Audit Committee Chairperson shall determine, in his or her sole discretion or in consultation with one or more additional members of the Audit Committee, the manner for maintaining any confidential and anonymous communications with any employees or service providers to the Trusts. The Audit Committee recognizes that Mosaic Funds (and any Madison closed-end funds) is a small mutual fund complex and that anonymity, while a laudable goal, is not a luxury that is likely to exist. As a result, the Audit Committee shall, to the extent practical, discuss matters with legal counsel to the Independent Trustees regarding the appropriate manner of handling any such situation. To the extent any written materials or reports will not be included in the formal Audit Committee Minutes, counsel to the Independent Trustees shall maintain the confidential records of such written materials.

General Procedures

To the extent not otherwise specified, any action required to be taken by the Audit Committee under these procedures may be initiated by any member of the Audit Committee.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        17

ATTACHMENT B

Madison Mosaic Government Money Market, Equity,

Income and Tax-Free Trusts and the

Madison Strategic Sector Premium Fund

Nominating and Governance Committee Charter

(Approved for the Madison Strategic Sector Premium Fund as of March 2, 2005, and approved for Mosaic Funds as of May 19, 2005, amended effective November 21, 2005, amended for style effective November 1, 2006 and amended May 17, 2007 and April 13, 2009)

I.     Membership and Qualifications of the Nominating and Governance Committee

The Nominating and Governance Committee shall consist of all of the Independent Trustees on the Board of Trustees (the "Board"). No member of the Nominating and Governance Committee shall be an "interested person" of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Interested Persons"), nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board of Trustees ("Board") or a committee of the Board. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.

II.     Purposes of the Nominating and Governance Committee

The purposes of the Nominating and Governance Committee (the "Committee") of the Boards of the Trusts is to review matters pertaining to the composition, committees, and operations of the Board.

III.     Duties and Powers of the Nominating and Governance Committee

The Committee shall have the following duties and powers:

1.     To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chars of each Board committee.

2.     To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

3.     To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        18

IV.     Role and Responsibilities of Nominating and Governance Committee

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.
The Committee also requires that no Trustee may continue to serve after the end of the calendar year in which the Trustee attains age seventy-six (76) unless all of the other Trustees, including those not who are not Independent Trustees, unanimously approve such Trustee continuing to hold office at a regular or special Trustee meeting. After any such initial approval, the decision to allow such a Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each calendar year and shall be effective no longer than the end of the following calendar year. Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired on the last day of the applicable calendar year unless he or she requests an earlier retirement date.

V.     Operations of Nominating and Governance Committee

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        19

Appendix A to Nominating and Governance Committee Charter

Procedures for Shareholders to Submit Nominee Candidates

(Approved for the Madison Strategic Sector Premium Fund as of March 2, 2005, and approved for Mosaic Funds as of May 19, 2005, amended effective November 21, 2005)

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.     The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the respective Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust

2.     The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.     The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the applicable Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 1aA) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Madison Strategic Sector Premium Fund • Annual Meeting July 22, 2009                                                        20

Proxy — Madison Strategic Sector Premium Fund

550 SCIENCE DRIVE, MADISON, WISCONSIN 53711
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING ON JULY 22, 2009

W. Richard Mason and Greg Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Wednesday, July 22, 2009, at 2:30 p.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Trustees’ recommendations, just sign and date on the reverse side. You need not mark any boxes.

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.
Madison Strategic Sector Premium Fund
[Shareholder name and address]

Annual Meeting Proxy Card
Solicited on Behalf of the Board of Trustees

A.  Election of Trustee - The Board of Trustees recommends a vote FOR the nominee listed.

1 – Philip E. Blake*         For [   ]  Withhold [  ]
*The Board of Trustees recommends a vote FOR the election of the identified Class I trustee above of the Madison Strategic Sector Premium Fund to serve until the Fund's 2012 Annual Meeting of Shareholders or until a successor shall have been elected and qualified.
2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated, the Proxyholders will have authority to vote FOR the election of the trustee.  In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

B Non-Voting Items

Change of Address — Please print new address below.

[                        ]

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.
Please sign exactly as your name appears herein.  Joint owners should each sign.   When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box

[                          ]

Signature 2 - Please keep signature within the box

[                          ]

Date (mm/dd/yyyy)

[ ][ ]/[ ][ ]/[ ][ ][ ][ ]

Madison Strategic Sector Premium Fund
Annual Meeting to be held on 07/22/09 at 2:30 P.M. CDT for holders as of 06/5/09

(control number)

CUSIP 558268108

Directors

Directors Recommend:  A vote for election of the following nominees

01-Philip E. Blake

[  ] For all nominees

[  ] Withhold all nominees

[  ] Withhold authority to vote for any individual nominee.  Write number(s) of nominees(s) below.

Use number only ________________

Please indicate your proposal selection by firmly placing and "X" in the appropriate numbered box with blue or black ink only [X]
See voting instruction no 1 on reverse
*Note* Such other business as may properly come before the meeting or any adjournment thereof.
(account number)
CUSIP 558268108
(control number)
(client number)
Place "X" here if you plan to attend and vote your shares at the meeting [  ]
Broadridge
51 Mercedes Way
Edgewood NY 11717

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy.   Check the box to the right if you want to receive future proxy materials by mail at no cost to you.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.  [   ]

Madison Investment Advisors
550 Science Drive
Madison, WI
53711

_______________________________    ____________
Signatures                                                   Date

Voting Instructions

To Our Clients:
We have been requested to forward to you the enclosed proxy material relative to securities held by us in your name.  Such securities can be voted only by us as the holder of record.  We shall be pleased to vote your securities in accordance with your wishes.  If you will execute the form and return it to us promptly in the enclosed business envelope, it is understood that if you sign without otherwise marking the form, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.
For this meeting, the extent of our authority to vote your securities in the absence of your instructions can be determined by referring to the applicable voting instruction number indicated on the face of your form.

Voting Instruction Number 1 - We urge you to send in your instructions so that we may vote your securities in accordance with your wishes.  However, the rules of the New York Stock Exchange provide that if instructions are not received from you prior to the issuance of the first vote the proxy may be given at discretion by the holder of record of the securities (on the tenth day.  If the proxy material was mailed at least 15 days prior to the meeting date: on the fifteenth day if proxy material was mailed 25 days or more prior to the meeting date).  If you are unable to communicate with us by such date, we will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

Voting Instruction Number 2 - We wish to call your attention to the fact that under the Rules of the New York Stock Exchange, we cannot vote your securities on one or more of the matters to be acted uoon at the meeting without your specific voting instructions.  If we do not hear from you prior to the issuance of the first vote, we may vote your securities in our discretion to the extent permitted by the rules of the Exchange (on the tenth day.  If the proxy material was mailed at least 15 days prior to the meeting date: on the fifteenth day if proxy material was mailed 25 days or more prior to the meeting date).  If you are unable to communicate with us by such date, we will nevertheless follow your instructions, even if our discretionary vote has already been given, provided your instructions are received prior to the meeting date.

Voting Instruction Number 3 - In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions.   Please date, sign and return your voting instructions to us promptly in the return envelope provided.

Voting Instruction Number 4  Reminder - We have previously sent you proxy soliciting material pertaining to the meeting of shareholders of the company indicated.
According to our latest records, we have not as yet received your voting instructions on the matters to be considered at this meeting and the company has requested us to communicate with you in an endeavor to have your securities voted.
The voting instructions request pertains to securities carried by us in your accounts but not registered in your name.  Such securities can be voted only by us as the holder of record of the securities.  Please date, sign and return your voting instructions to us promptly in the return envelope provided.

Should you wish to attend the meeting and vote in person, please check the box on the front of this form for this purpose.  A legal proxy covering your securities will be issued to you.